UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Overlook Center, Suite 102 Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	SONN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2022, the Sonnet BioTherapeutics Holdings, Inc. (the “Company”) reconvened its Annual Meeting of Stockholders (the “Annual Meeting”), which had previously been adjourned on June 2, 2022 to allow additional time for stockholders to vote and for the Company to obtain a quorum. The matters voted on at the Annual Meeting were: (1) the election of directors; (2) the approval of an amendment to the Company’s certificate of incorporation, as amended (the “Charter”), to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), at a specific ratio, ranging from two-for-one (2:1) to twenty-for-one (20:1), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board of Directors of the Company (the “Reverse Split”); (3) the approval of an amendment to the Charter to increase the Company’s authorized shares of Common Stock from 125,000,000 to 250,000,000 (the “Authorized Share Increase”); (4) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement; and (5) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2022. Based on the tabulation of votes, Proposals 2 and 3 did not receive the requisite votes to be approved. The final voting results were as follows:

1. The election of each of Pankaj Mohan, Ph.D., Nailesh Bhatt, Albert Dyrness, Donald Griffith, and Raghu Rao as directors to hold office for a term of one year, until his or her successor is duly elected and qualified or he or she is otherwise unable to complete his or her term.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Pankaj Mohan, Ph.D.	16,794,874	2,266,276	12,320,291
Nailesh Bhatt	16,716,973	2,344,177	12,320,291
Albert Dryness	15,040,068	4,021,082	12,320,291
Donald Griffith	16,882,310	2,178,840	12,320,291
Raghu Rao	16,699,633	2,361,517	12,320,291

2. The votes were cast as follows with respect to the proposal to approve an amendment to the Charter to effect the Reverse Split:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,186,874	4,986,845	207,722	0

3. The votes were cast as follows with respect to the proposal to approve an amendment to the Charter to effect the Authorized Share Increase:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,852,263	7,333,726	195,452	0

4. The votes were cast as follows with respect to the proposal to vote, on an advisory basis, on the compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,746,214	3,629,270	685,666	12,320,291

5. The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2022 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,877,266	978,201	525,974	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonnet BioTherapeutics Holdings, Inc. a Delaware corporation (Registrant)

Dated: June 23, 2022	By:	/s/ Pankaj Mohan, Ph.D.
	Name:	Pankaj Mohan, Ph.D.
	Title:	Chief Executive Officer